Exhibit 99.1
Driving a Faster, Smarter Shift Toward a Modern Energy Economy Company Presentation February 2026 OTCQX: CNTM

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are based on current expectations, estimates, and projections about the industry and markets in which ConnectM Technology Solutions, Inc. (“ConnectM” or the “Company”) operates, as well as management’s beliefs and assumptions. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the Company’s future financial performance, growth strategy, market opportunity, product development, regulatory outlook, proposed uplisting to a national securities exchange, and potential acquisitions or other strategic transactions. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied by these forward-looking statements due to various factors, including, but not limited to, risks described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Except as required by law, ConnectM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Driving a Faster, Smarter Shift Toward a Modern Energy Economy Safe Harbor Statement This presentation may include certain non-GAAP financial measures. These measures should be considered in addition to, but not as a substitute for, financial information prepared in accordance with U.S. GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are available in the Company’s SEC filings. 2

3 ConnectM is a constellation of modern energy economy themed companies Keen Labs, our wholly owned sub, contains the Company’s software platforms, AI models, and tech products ConnectM operates as a tech-enabled services firm powered by Keen Labs tech Driving a Faster, Smarter Shift Toward a Modern Energy Economy Who Are We?

4 Driving a Faster, Smarter Shift Toward a Modern Energy Economy Experienced Management Team Bhaskar Panigrahi Chairman & CEO Nayeem Hussain President Corporate Development Bala Padmakumar Vice-Chairman & Office of Technology Girish Subramanya CTO & Managing Director, India Ryan Fant EVP, Head of Global Ops Mahesh Choudhury SVP, Finance & Compliance Kevin Stateham SVP, Business Development John Pitcavage President of Home & Building Electrification Tom Judge SVP, Business Development

16 2025 Fact Sheet Year Founded 2019 Headquarters Marlborough, MA 165 2025E Revenue $35M Granted Patents Held by management & trusted institutional holders 70%+ 5 12 Driving a Faster, Smarter Shift Toward a Modern Energy Economy

Driving a Faster, Smarter Shift Toward a Modern Energy Economy Valuable & Proven AI & Tech Platforms 6 AI-Powered VPP & Battery Platform (Owned Service Network) • Network of service providers who install AI-powered climate and solar + battery systems for 35K+ residential, commercial and industrial users. • B2B in a $2T+ market Smart Mobility Platform • Visual displays, connectivity, and backend software for mobility OEMs like Motovolt, Volvo, and Ashok Leyland. Primarily India-based revenue. • IIoT + SaaS in a $60B+ market Last-Mile Smart Logistics Platform • Fleet optimization, route intelligence, and a comprehensive fleet management dashboard for last mile delivery providers. • Pure software solution in a $165B+ market

Our businesses collect 30GB+ of data daily, serve 35K+ homes, and process 17K+ last mile deliveries per month Driving a Faster, Smarter Shift Toward a Modern Energy Economy 7 Owned & Managed HVAC Service Networks Smart Logistics Solar footprint Smart Transportation

Our platform transforms connected HVAC and solar systems into grid-interactive Virtual Power Plants—enabling energy optimization, demand response, & recurring value for partners Home & Building Electrification Smart hardware Connectivity Module VPP Software Platform Driving a Faster, Smarter Shift Toward a Modern Energy Economy 8

Battery Technology Portfolio

Two complementary platforms addressing high-power and long-duration energy storage markets

Hi-C™ Hybrid Energy Storage

High-Power | Mission-Critical

Delivers kilowatts to megawatts in milliseconds across tens of thousands of cycles. Built for environments where fast, reliable power is non-negotiable.

Millisecond Response	10,000+ Cycles	12V to Megawatts

Target Markets

- Data Centers & Critical Infrastructure
- Warehouse & Industrial Equipment

Hi-E™ Energy Storage

Long-Duration | Residential & Commercial

$LiFePO_4$-based long-duration storage for homes and light commercial buildings. Grid backup, load leveling, and VPP participation in a $100B+ distributed energy market.

Grid Backup	Load Leveling	VPP Ready

Key Benefits

- Scalable Modules for Residential & Commercial
- Integrates with Keen Heat Pump Ecosystem

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Case Study – Virtual Power Plant Platform Solar, home battery, and AI-powered heat pump installations give us unique insights for our VPP Platform Driving a Faster, Smarter Shift Toward a Modern Energy Economy 10 Our VPP platform drives multiple sales and data collection opportunities • HVAC service providers sell our Keen Heat Pump ($15K job); it has AI built-in and is the most efficient cold-weather heat pump on the market o Cross-sell solar and battery installs for complete home VPP solution ($75K job) • Solar installers upsell home battery add-ons o Cross-sell Keen Heat Pump for complete home VPP solution • Our VPP platform collects data (training our AI models) and serves as a vehicle for future products and services

11 Our IIoT hardware embeds OEM customers within our connected operations ecosystem—driving data continuity, platform stickiness, and recurring value White labeled hardware Connectivity Module Connected Ops Platform Smart Mobility Driving a Faster, Smarter Shift Toward a Modern Energy Economy 11

Expanding Enterprise Customer Base 20+ OEM and Enterprise customers $500M+ customer funnel/pipeline Expansion to infrastructure providers Driving a Faster, Smarter Shift Toward a Modern Energy Economy 12

- 13 Driving a Faster, Smarter Shift Toward a Modern Energy Economy Smart Logistics Last-Mile Delivery Longstanding B2B customers like Tire Rack Uber + FedEx functionality; 20% transaction fee $1M/month revenue, profitable, and growing U.S. footprint 13

Customer: Tire Rack | Delivery Circle Platform | Last-Mile Tire Distribution Challenge Tire Rack needed to move high-volume, bulky tire shipments from distribution centers directly to installers and dealers with same-day speed — without relying on traditional parcel carriers. Solution • Built a virtual dedicated delivery network using regional carriers and independent partners • Deployed real-time dispatch, routing, tracking, and proof of delivery via Delivery Circle • Scaled capacity dynamically to match high-volume demand at lower last-mile cost Result Tire Rack shifted from traditional parcel shipping to a fully managed, technology-driven delivery network — improving speed, delivery flexibility, and unit economics. Smart Logistics Case Study Driving a Faster, Smarter Shift Toward a Modern Energy Economy 14

Driving a Faster, Smarter Shift Toward a Modern Energy Economy Keen Labs’ data platform integrates data from our focus areas to enable new high margin products and services 15 Data/AI Flywheel More Data Better AI models More Customer Value Increased Adoption 130K+ connected assets today 30GBs of data collected daily Remote asset management AI-driven insights/value

Keen Labs AI: From Data to Value Proprietary models trained on 30GB+ of daily field data from 130K+ connected assets NEAR-TERM deploying with current data Demand Forecasting & Load Shaping Predict building-level energy demand 15 min –24 hours ahead using HVAC runtime, weather, and occupancy data. Core of VPP dispatch. Predictive Maintenance & Equipment Health Flag compressor and motor degradation before failure. Reduce truck rolls, improve warranty economics, enable proactive service dispatch. Cross-Sell Propensity Modeling Identify heat pump customers most likely to convert to solar + battery bundles. Improve VPP attach rate without added CAC. MEDIUM-TERM at scale, 12–24 months Automated Grid Bidding (”Autobidder”) Real-time algorithmic optimization of dispatch, curtailment, and price-signal response across distributed HVAC, storage, and solar assets. Building Energy Benchmarking & Scoring Score home energy efficiency vs. peers using 35K+ home & building dataset. Valuable to utilities, insurers, and real estate platforms. Battery Fleet Intelligence Predict degradation and optimize cycling for Hi-C and Hi-E deployments. Licensable data product for OEMs and fleet operators. Driving a Faster, Smarter Shift Toward a Modern Energy Economy 16

1 Pricing risk with better actuarial data 2 3 Cybersecurity of connected physical assets (vehicles, drones, robots, HVAC) Utility computing & next-gen VPPs Keen Labs Future Data Monetization Pathways Three Additional Areas of Potential Data Monetization: 17

ConnectM Revenue & Gross Profit (2021-2025E) Driving a Faster, Smarter Shift Toward a Modern Energy Economy ~85% CAGR (2021–2025E) with gross profit expanding 17x—demonstrating scalability & improving margins 18 0 5 10 15 20 25 30 Amount ($M) 2021 Year Gross Profit ($M) COGS ($M) 35 Revenue ($M) 2022 2023 2024 2025E

Summary Balance Sheet & Capitalization Table Driving a Faster, Smarter Shift Toward a Modern Energy Economy 19 As of September 30, 2025 Pro-Forma 1 as of 1/31/2026 Cash $2,213,219 $2,653,562 Total Assets $22,086,422 $40,429,911 Total Debt $8,702,341 $9,469,913 Total Liabilities $33,839,038 $30,932,056 Total Stockholders’ Equity (Deficit) $(11,752,616) $10,105,085 Pro-Forma as of 1/31/2026 Shares Outstanding 168,530,345 Options (WAEP: $0.50) 2,300,012 Warrants (WAEP: $11.50) 12,989,990 Common Stock Issuable upon Conversion of Convertible Notes 19,484,478 Fully Diluted Shares Outstanding 203,304,825 1. Pro forma adjustments give effect to (i) the conversion of certain convertible debt into common stock, (ii) the acquisition of Geo Impex LLC, and (iii) the Company’s minority equity investment in Sun Solar LLC.

Public Comps

Selected public companies across ConnectM's three focus areas: Energy/VPP, Smart Mobility/IIoT, and Smart Logistics

Company	Ticker	Segment Relevance	Revenue (TTM)	Gross Margin	EV / Revenue
Enphase Energy	ENPH	Solar microinverters, battery, home energy	$1.5B	~46%	3.0x
Fluence Energy	FLNC	Energy storage, software, grid services	$2.3B	~13%	1.2x
Generac Holdings	GNRC	Home energy, generators, battery/VPP	$4.4B	~39%	2.3x
Samsara	IOT	IoT, connected ops, fleet telematics	$1.5B	~77%	12.5x
Descartes Systems	DSGX	Logistics tech, routing, last-mile SaaS	$704M	~77%	10.0x

Source: Public filings, Yahoo Finance, MacroTrends. Data as of February 2026. TTM = trailing twelve months. EV/Revenue based on enterprise value and TTM revenue. Comps shown for illustrative positioning purposes; ConnectM operates at a different scale and stage than these companies. GNRC and FLNC fiscal years end in different months.

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ConnectM + Keen Labs Key Takeaways 21 Keen Labs utilizes ConnectM’s exclusive distribution network to expand its innovation platform Operational efficiency is driven by measured SG&A control and scalable unit economics Well-positioned to build operating leverage and grow within robotics, AI data centers, and advanced energy storage applications Driving a Faster, Smarter Shift Toward a Modern Energy Economy

February 2026 OTCQX: CNTM Driving a Faster, Smarter Shift Toward a Modern Energy Economy Thank You!